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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20594


                                    FORM 8-K


                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2000


                          Commission File Number 1-7543


                           FINOVA CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                                     94-1278569
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

       4800 North Scottsdale Road                        85251-7623
             Scottsdale, AZ                              (Zip Code)
(Address of Principal Executive Offices)


        Registrant's Telephone Number, Including Area Code: 480-636-4800

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ITEM 5. OTHER EVENTS

     A. On July 28, 2000, FINOVA Capital Corporation announced revenues, net income and selected financial data and ratios for the second quarter ended June 30, 2000 (unaudited).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

          Exhibits                             Title
          --------                             -----

            99 Press Release, issued by FINOVA Capital Corporation dated July 28, 2000

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FINOVA CAPITAL CORPORATION
                                               (Registrant)


Dated: July 31, 2000                    By /s/ Bruno A. Marszowski
                                           -------------------------------------
                                           Bruno A. Marszowski, Senior Vice
                                           President, Chief Financial Officer
                                           and Controller Principal Financial
                                           Officer/Authorized Officer

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